Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the filing of the Annual Report on Form 10-K for the year ended June 30, 2010 (the “Report”) by Cardiovascular Systems, Inc. (the “Company”), I, Laurence L. Betterley, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: September 28, 2010

/s/ Laurence L. Betterley
Laurence L. Betterley
Chief Financial Officer